Exhibit 4.1

APPLE INC.

Officer’s Certificate

Pursuant to Sections 102 and 301 of the Indenture, dated as of November 1, 2024 (the “Indenture”), by and between Apple Inc., a corporation duly organized and existing under the laws of the State of California (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., a national banking association duly organized and existing under the laws of the United States, as trustee (the “Trustee”), the undersigned officer does hereby certify, in connection with the issuance of (i) $500,000,000 aggregate principal amount of Floating Rate Notes due 2028 (the “2028 Floating Rate Notes”), (ii) $750,000,000 aggregate principal amount of Floating Rate Notes due 2029 (the “2029 Floating Rate Notes”), (iii) $1,000,000,000 aggregate principal amount of 4.650% Notes due 2028 (the “2028 Fixed Rate Notes”), (iv) $1,000,000,000 aggregate principal amount of 4.750% Notes due 2029 (the “2029 Fixed Rate Notes”), (v) $1,000,000,000 aggregate principal amount of 4.900% Notes due 2031 (the “2031 Fixed Rate Notes”), (vi) $1,250,000,000 aggregate principal amount of 5.100% Notes due 2033 (the “2033 Fixed Rate Notes”) and (vii) $2,000,000,000 aggregate principal amount of 5.350% Notes due 2036 (the “2036 Fixed Rate Notes” and, together with the 2028 Floating Rate Notes, the 2029 Floating Rate Notes, the 2028 Fixed Rate Notes, the 2029 Fixed Rate Notes, the 2031 Fixed Rate Notes and the 2033 Fixed Rate Notes, the “Notes”), that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

1. 2028 Floating Rate Notes

Title:	Floating Rate Notes due 2028

Issuer:	Apple Inc.

Trustee, Security Registrar, Paying Agent and Calculation Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount:	$500,000,000

Original Issue Date:	November 9, 2026

Maturity Date:	November 9, 2028

Interest:
The interest rate for the initial interest period will be Compounded SOFR determined on February 5, 2027, plus 0.33%. Thereafter, the interest rate for any interest period will be Compounded SOFR, as determined on the applicable date that is the second U.S. Government Securities Business Day (as defined below) preceding such Floating Rate Interest Payment Date (the “Interest Determination Date”), plus 0.33%.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Date from which Interest will Accrue:	From and including the most recent Floating Rate Interest Payment Date; or, if no interest has been paid, from November 9, 2026

Interest Payment Dates:
Interest on the 2028 Floating Rate Notes will be paid quarterly in arrears on February 9, May 9, August 9 and November 9 of each year, commencing on February 9, 2027, and on the maturity date (each, a “Floating Rate Interest Payment Date”). If February 9, May 9, August 9 or November 9 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on the 2028 Floating Rate Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 9, May 9, August 9 or November 9, and interest on the 2028 Floating Rate Notes will be paid on such immediately preceding Business Day). If the maturity date of the 2028 Floating Rate Notes is not a Business Day, the payment of principal of, and interest on, the 2028 Floating Rate Notes will be made on the next succeeding Business Day and no interest will accrue for the period from and after such maturity date.

Redemption:	The 2028 Floating Rate Notes are not redeemable at the option of the Issuer prior to maturity.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2028 Floating Rate Notes shall include such other terms as are set forth in the form of 2028 Floating Rate Notes attached hereto as Exhibit A and in the Indenture. In addition, the global notes for the 2028 Floating Rate Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 FC9 / US037833FC97

2. 2029 Floating Rate Notes

Title:	Floating Rate Notes due 2029

Issuer:	Apple Inc.

Trustee, Security Registrar, Paying Agent and Calculation Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount:	$750,000,000

Original Issue Date:	November 9, 2026

Maturity Date:	November 9, 2029

Interest:
The interest rate for the initial interest period will be Compounded SOFR determined on February 5, 2027, plus 0.45%. Thereafter, the interest rate for any interest period will be Compounded SOFR, as determined on the applicable date that is the second U.S. Government Securities Business Day (as defined below) preceding such Floating Rate Interest Payment Date (the “Interest Determination Date”), plus 0.45%.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities

Date from which Interest will Accrue:	From and including the most recent Floating Rate Interest Payment Date; or, if no interest has been paid, from November 9, 2026

Interest Payment Dates:
Interest on the 2029 Floating Rate Notes will be paid quarterly in arrears on February 9, May 9, August 9 and November 9 of each year, commencing on February 9, 2027, and on the maturity date (each, a “Floating Rate Interest Payment Date”). If February 9, May 9, August 9 or November 9 of any year is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on the 2029 Floating Rate Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 9, May 9, August 9 or November 9, and interest on the 2029 Floating Rate Notes will be paid on such immediately preceding Business Day). If the maturity date of the 2029 Floating Rate Notes is not a Business Day, the payment of principal of, and interest on, the 2029 Floating Rate Notes will be made on the next succeeding Business Day and no interest will accrue for the period from and after such maturity date.

Redemption:	The 2029 Floating Rate Notes are not redeemable at the option of the Issuer prior to maturity.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2029 Floating Rate Notes shall include such other terms as are set forth in the form of 2029 Floating Rate Notes attached hereto as Exhibit B and in the Indenture. In addition, the global notes for the 2029 Floating Rate Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 FE5 / US037833FE53

3.
2028 Fixed Rate Notes

Title:	4.650% Notes due 2028

Issuer:	Apple Inc.

Trustee, Security Registrar and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount:	$1,000,000,000

Original Issue Date:	November 9, 2026

Maturity Date:	November 9, 2028

Interest:	4.650% per annum

Date from which Interest will Accrue:	From the most recent date to which interest has been paid; or, if no interest has been paid, from November 9, 2026

Interest Payment Dates:
Interest on the 2028 Fixed Rate Notes will be paid semi-annually in arrears on May 9 and November 9, beginning on May 9, 2027, and on the maturity date; provided, that if an Interest Payment Date for the 2028 Fixed Rate Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.

Redemption:
Prior to the maturity date of the 2028 Fixed Rate Notes, the Issuer may, at its option, redeem the 2028 Fixed Rate Notes, at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2028 Fixed Rate Notes, at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i) 100% of the principal amount of the 2028 Fixed Rate Notes being redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2028 Fixed Rate Notes being redeemed (assuming the 2028 Fixed Rate Notes matured on their maturity date), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2028 Fixed Rate Notes) plus 5 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2028 Fixed Rate Notes shall include such other terms as are set forth in the form of 2028 Fixed Rate Notes attached hereto as Exhibit C and in the Indenture. In addition, the global notes for the 2028 Fixed Rate Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 FD7 / US037833FD70

4.
2029 Fixed Rate Notes

Title:	4.750% Notes due 2029

Issuer:	Apple Inc.

Trustee, Security Registrar and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount:	$1,000,000,000

Original Issue Date:	November 9, 2026

Maturity Date:	November 9, 2029

Interest:	4.750% per annum

Date from which Interest will Accrue:	From the most recent date to which interest has been paid; or, if no interest has been paid, from November 9, 2026

Interest Payment Dates:
Interest on the 2029 Fixed Rate Notes will be paid semi-annually in arrears on May 9 and November 9, beginning on May 9, 2027, and on the maturity date; provided, that if an Interest Payment Date for the 2029 Fixed Rate Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.

Redemption:
Prior to October 9, 2029, the Issuer may, at its option, redeem the 2029 Fixed Rate Notes, at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2029 Fixed Rate Notes, at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i) 100% of the principal amount of the 2029 Fixed Rate Notes being redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2029 Fixed Rate Notes being redeemed (assuming the 2029 Fixed Rate Notes matured on October 9, 2029), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2029 Fixed Rate Notes) plus 5 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after October 9, 2029, the Issuer may, at its option, redeem the 2029 Fixed Rate Notes, at any time in whole or from time to time in part, prior to their maturity, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2029 Fixed Rate Notes, at a redemption price equal to 100% of the principal amount of the 2029 Fixed Rate Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2029 Fixed Rate Notes shall include such other terms as are set forth in the form of 2029 Fixed Rate Notes attached hereto as Exhibit D and in the Indenture. In addition, the global notes for the 2029 Fixed Rate Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 FF2 / US037833FF29

5.
2031 Fixed Rate Notes

Title:	4.900% Notes due 2031

Issuer:	Apple Inc.

Trustee, Security Registrar and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount:	$1,000,000,000

Original Issue Date:	November 9, 2026

Maturity Date:	November 9, 2031

Interest:	4.900% per annum

Date from which Interest will Accrue:	From the most recent date to which interest has been paid; or, if no interest has been paid, from November 9, 2026

Interest Payment Dates:
Interest on the 2031 Fixed Rate Notes will be paid semi-annually in arrears on May 9 and November 9, beginning on May 9, 2027, and on the maturity date; provided, that if an Interest Payment Date for the 2031 Fixed Rate Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.

Redemption:
Prior to October 9, 2031, the Issuer may, at its option, redeem the 2031 Fixed Rate Notes, at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2031 Fixed Rate Notes, at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i) 100% of the principal amount of the 2031 Fixed Rate Notes being redeemed; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2031 Fixed Rate Notes being redeemed (assuming the 2031 Fixed Rate Notes matured on October 9, 2031), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2031 Fixed Rate Notes) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after October 9, 2031, the Issuer may, at its option, redeem the 2031 Fixed Rate Notes, at any time in whole or from time to time in part, prior to their maturity, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2031 Fixed Rate Notes, at a redemption price equal to 100% of the principal amount of the 2031 Fixed Rate Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2031 Fixed Rate Notes shall include such other terms as are set forth in the form of 2031 Fixed Rate Notes attached hereto as Exhibit E and in the Indenture. In addition, the global notes for the 2031 Fixed Rate Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 FG0 / US037833FG02

6.
2033 Fixed Rate Notes

Title:	5.100% Notes due 2033

Issuer:	Apple Inc.

Trustee, Security Registrar and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount:	$1,250,000,000

Original Issue Date:	November 9, 2026

Maturity Date:	November 9, 2033

Interest:	5.100% per annum

Date from which Interest will Accrue:	From the most recent date to which interest has been paid; or, if no interest has been paid, from November 9, 2026

Interest Payment Dates:
Interest on the 2033 Fixed Rate Notes will be paid semi-annually in arrears on May 9 and November 9, beginning on May 9, 2027, and on the maturity date; provided, that if an Interest Payment Date for the 2033 Fixed Rate Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.

Redemption:
Prior to September 9, 2033, the Issuer may, at its option, redeem the 2033 Fixed Rate Notes, at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2033 Fixed Rate Notes, at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:
(i) 100% of the principal amount of the 2033 Fixed Rate Notes being redeemed; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2033 Fixed Rate Notes being redeemed (assuming the 2033 Fixed Rate Notes matured on September 9, 2033), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2033 Fixed Rate Notes) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.
On or after September 9, 2033, the Issuer may, at its option, redeem the 2033 Fixed Rate Notes, at any time in whole or from time to time in part, prior to their maturity, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2033 Fixed Rate Notes, at a redemption price equal to 100% of the principal amount of the 2033 Fixed Rate Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2033 Fixed Rate Notes shall include such other terms as are set forth in the form of 2033 Fixed Rate Notes attached hereto as Exhibit F and in the Indenture. In addition, the global notes for the 2033 Fixed Rate Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 FH8 / US037833FH84

7.
2036 Fixed Rate Notes

Title:	5.350% Notes due 2036

Issuer:	Apple Inc.

Trustee, Security Registrar and Paying Agent:	The Bank of New York Mellon Trust Company, N.A.

Aggregate Principal Amount:	$2,000,000,000

Original Issue Date:	November 9, 2026

Maturity Date:	November 9, 2036

Interest:	5.350% per annum

Date from which Interest will Accrue:	From the most recent date to which interest has been paid; or, if no interest has been paid, from November 9, 2026

Interest Payment Dates:
Interest on the 2036 Fixed Rate Notes will be paid semi-annually in arrears on May 9 and November 9, beginning on May 9, 2027, and on the maturity date; provided, that if an Interest Payment Date for the 2036 Fixed Rate Notes falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day.

Redemption:
Prior to August 9, 2036, the Issuer may, at its option, redeem the 2036 Fixed Rate Notes, at any time in whole or from time to time in part, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2036 Fixed Rate Notes, at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:
(i) 100% of the principal amount of the 2036 Fixed Rate Notes being redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2036 Fixed Rate Notes being redeemed (assuming the 2036 Fixed Rate Notes matured on August 9, 2036), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined in the 2036 Fixed Rate Notes) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after August 9, 2036, the Issuer may, at its option, redeem the 2036 Fixed Rate Notes, at any time in whole or from time to time in part, prior to their maturity, on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2036 Fixed Rate Notes, at a redemption price equal to 100% of the principal amount of the 2036 Fixed Rate Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and any integral multiple of $1,000 in excess thereof.

Miscellaneous:
The terms of the 2036 Fixed Rate Notes shall include such other terms as are set forth in the form of 2036 Fixed Rate Notes attached hereto as Exhibit G and in the Indenture. In addition, the global notes for the 2036 Fixed Rate Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

CUSIP/ISIN:	037833 FJ4 / US037833FJ41

Subject to the covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate, to issue additional notes from time to time under each series of notes issued hereby. Any such additional notes of a series shall have the same terms as to ranking, redemption, waivers, amendments or otherwise, as the 2028 Floating Rate Notes, the 2029 Floating Rate Notes, the 2028 Fixed Rate Notes, the 2029 Fixed Rate Notes, the 2031 Fixed Rate Notes, the 2033 Fixed Rate Notes and the 2036 Fixed Rate Notes, as the case may be, issued on the issue date, other than with respect to the date of issuance, the date interest begins to accrue and, in certain circumstances, the first interest payment date (together, the “Additional Notes”); provided that the Additional Notes shall have a separate CUSIP number unless: (i) the Additional Notes are issued within thirteen days of the issuance of the Outstanding Notes of the original series, (ii) the Additional Notes are issued pursuant to a “qualified reopening” of the Outstanding Notes of the original series for U.S. federal income tax purposes or (iii) the Additional Notes are, and the Outstanding Notes of the original series were, issued without original issue discount for U.S. federal income tax purposes. The Additional Notes of a series and the Outstanding Notes of such series will vote together as one class on all matters with respect to such series of Notes. Any Additional Notes will be issued in accordance with Section 301 of the Indenture.

The Officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such Officer’s opinion, they have made such examination or investigation as is necessary to enable such Officer to express an informed opinion as to whether or not the covenants and conditions precedent of such Indenture relating to the issuance, authentication and delivery of the Notes have been complied with. In such Officer’s opinion, such covenants and conditions precedent have been complied with.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer of the Issuer has duly executed this certificate as of November 9, 2026.

APPLE INC.

By:	/s/ Michael Shapiro
Name: Michael Shapiro
Title: Corporate Treasurer

[Signature Page to Officer’s Certificate Pursuant to the Indenture]

EXHIBIT A

FORM OF FLOATING RATE NOTE DUE 2028

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
Floating Rate Note due 2028

No.	CUSIP No.: 037833 FC9
ISIN No.: US037833FC97

$[ ● ]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on November 9, 2028.

Interest Payment Dates: February 9, May 9, August 9 and November 9, beginning on February 9, 2027 and on the maturity date (each, a “Floating Rate Interest Payment Date”).

Interest Record Dates: January 26, April 25, July 26 and October 26 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
	Name:	Michael Shapiro
	Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated: November 9, 2026

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
Floating Rate Note due 2028

1.
Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at a floating rate per annum, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR plus 0.33%, as described below; provided, that in no event will the interest on this Note be less than zero. Cash interest on the Notes will accrue from November 9, 2026 or the most recent Floating Rate Interest Payment Date to which interest has been paid. Interest on this Note will be paid to, but excluding, the relevant Floating Rate Interest Payment Date. The Issuer will pay interest quarterly in arrears on each Floating Rate Interest Payment Date, commencing February 9, 2027, to Holders of record at the close of business on the immediately preceding Interest Record Date. If February 9, May 9, August 9 or November 9 of any year is not a Business Day then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on the Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 9, May 9, August 9 or November 9, and interest on the Notes will be paid on such immediately preceding Business Day). If the maturity date of the Notes is not a Business Day, the payment of principal of, and interest on, the Notes will be made on the next succeeding Business Day and no interest will accrue for the period from and after such maturity date.

2.
Interest Rate Determination and Interest Calculation.

The “initial interest period” means the period from and including the settlement date of the Notes to, but excluding, the first Floating Rate Interest Payment Date. Thereafter, each “interest period” means the period from and including a Floating Rate Interest Payment Date to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for the Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Notes to, but excluding, the maturity date. Interest on the Notes will be computed on the basis of the actual number of days elapsed over a 360-day year.

The interest rate for the initial interest period will be Compounded SOFR determined on February 5, 2027, plus 0.33%. Thereafter, the interest rate for any interest period will be Compounded SOFR, as determined on the applicable date that is the second U.S. Government Securities Business Day preceding such Floating Rate Interest Payment Date (the “Interest Determination Date”), plus a margin of 0.33%.

The Bank of New York Mellon Trust Company, N.A., or its successor appointed by the Issuer, will act as calculation agent (the “Calculation Agent”). The Issuer may change the Calculation Agent with respect to the Notes at any time without notice to the Holders. The interest rate and amount of interest to be paid on the Notes for each interest period will be determined by the Calculation Agent. All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Issuer and the Holders. So long as Compounded SOFR is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then-acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish Compounded SOFR for any interest period, or that the Issuer proposes to remove such Calculation Agent, the Issuer will appoint another Calculation Agent.

The amount of interest accrued and payable on the Notes for each interest period will be equal to the product of (i) the outstanding principal amount of the Notes multiplied by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period divided by 360.

As used herein the following terms have the meanings assigned to them:

“Compounded SOFR” means, with respect to any interest period, the rate computed in accordance with the following formula set forth below (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (e.g., 9.753973% (or .09753973) being rounded down to 9.75397% (or .0975397) and 9.753978% (or .09753978) being rounded up to 9.75398% (or .0975398)):

where:

“SOFR IndexStart” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the first date of the relevant interest period, which for the initial interest period shall be November 5, 2026 (which is two U.S. Government Securities Business Days before the scheduled settlement date of the issuance of the Notes);

“SOFR IndexEnd” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date relating to such interest period; and

“dc” is the actual number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (the actual number of calendar days in the applicable Observation Period).

For purposes of determining Compounded SOFR, “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)
the SOFR Index value as published by the New York Federal Reserve as such index appears on the New York Federal Reserve’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Determination Time”); provided that:

(2)
if a SOFR Index value does not so appear as specified in clause (1) above at the SOFR Determination Time, then:

(a)
if a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below) have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable” provisions described below; or

(b)
if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“New York Federal Reserve” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate).

“New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

“Observation Period” means, in respect of each interest period, the period from and including two U.S. Government Securities Business Days preceding the first date of such relevant interest period to but excluding two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such interest period; provided that the first Observation Period shall be the period from and including two U.S. Government Securities Business Days preceding the settlement date of the Notes to, but excluding, the two U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date.

“Secured Overnight Financing Rate” or “SOFR” means the daily secured overnight financing rate as provided by the New York Federal Reserve on the New York Federal Reserve’s Website.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

3.
SOFR Index Unavailable.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to the Secured Overnight Financing Rate, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the New York Federal Reserve’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily Secured Overnight Financing Rate (“SOFRi”) does not so appear for any day “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the New York Federal Reserve’s Website.

4.
Effect of a Benchmark Transition Event.

If the Issuer or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of all determinations on such date and for all determinations on all subsequent dates. In connection with the implementation of a Benchmark Replacement, the Issuer or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time. Any determination, decision or election that may be made by the Issuer or its designee pursuant to this section, including a determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(1) will be conclusive and binding absent manifest error;

(2) if made by the Issuer, will be made in its sole discretion;

(3) if made by the Issuer’s designee, will be made after consultation with the Issuer, and such designee will not make any such determination, decision or election to which the Issuer objects; and

(4) notwithstanding anything to the contrary in the documentation relating to the Notes, shall become effective without consent from the Holders or any other party.

As used herein the following terms have the meanings assigned to them:

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if the Issuer or its designee determines on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Issuer or its designee as of the Benchmark Replacement Date:

(1) the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of (a) the alternate rate of interest that has been selected by the Issuer or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Issuer or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Issuer or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Issuer or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Issuer or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Issuer or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Issuer or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination. For the avoidance of doubt, for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Issuer or its designee after giving effect to the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

None of the Trustee (as hereinafter defined), the Paying Agent or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index (or any other Benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the Business Day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor benchmark. In connection with the foregoing, each of the Trustee, the Paying Agent or the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Issuer or its designee without independent investigation, and none will have any liability for actions taken at the Issuer’s direction in connection therewith. None of the Trustee, the Paying Agent or the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in the Indenture or this Note as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of the Indenture or this Note and reasonably required for the performance of such duties. None of the Trustee, the Paying Agent or the Calculation Agent shall be responsible or liable for the Issuer’s actions or omissions or for those of its designee, or for any failure or delay in the performance by the Issuer or its designee, nor shall any of the Trustee, Paying Agent or Calculation Agent be under any obligation to oversee or monitor the Issuer’s performance or that of its designee.

5.
Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar. The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

6.
Indenture; Defined Terms.

This Note is one of the Floating Rate Notes due 2028 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated November 9, 2026, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

7.
Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

8.
Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

9.
No Redemption.

The Notes are not redeemable at the option of the Issuer prior to maturity.

10.
Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

11.
Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12.
Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13.
CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14.
Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                 agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[ ● ].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT B

FORM OF FLOATING RATE NOTE DUE 2029

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
Floating Rate Note due 2029

No.	CUSIP No.: 037833 FE5
ISIN No.: US037833FE53
$[ ● ]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on November 9, 2029.

Interest Payment Dates: February 9, May 9, August 9 and November 9, beginning on February 9, 2027 and on the maturity date (each, a “Floating Rate Interest Payment Date”).

Interest Record Dates: January 26, April 25, July 26 and October 26 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
	Name:	Michael Shapiro
	Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated: November 9, 2026

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
Floating Rate Note due 2029

1.
Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at a floating rate per annum, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR plus 0.45%, as described below; provided, that in no event will the interest on this Note be less than zero. Cash interest on the Notes will accrue from November 9, 2026 or the most recent Floating Rate Interest Payment Date to which interest has been paid. Interest on this Note will be paid to, but excluding, the relevant Floating Rate Interest Payment Date. The Issuer will pay interest quarterly in arrears on each Floating Rate Interest Payment Date, commencing February 9, 2027, to Holders of record at the close of business on the immediately preceding Interest Record Date. If February 9, May 9, August 9 or November 9 of any year is not a Business Day then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on the Notes will be paid on such next succeeding Business Day (unless such next succeeding Business Day falls in the succeeding calendar month, in which case the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such February 9, May 9, August 9 or November 9, and interest on the Notes will be paid on such immediately preceding Business Day). If the maturity date of the Notes is not a Business Day, the payment of principal of, and interest on, the Notes will be made on the next succeeding Business Day and no interest will accrue for the period from and after such maturity date.

2.
Interest Rate Determination and Interest Calculation.

The “initial interest period” means the period from and including the settlement date of the Notes to, but excluding, the first Floating Rate Interest Payment Date. Thereafter, each “interest period” means the period from and including a Floating Rate Interest Payment Date to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for the Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Notes to, but excluding, the maturity date. Interest on the Notes will be computed on the basis of the actual number of days elapsed over a 360-day year.

The interest rate for the initial interest period will be Compounded SOFR determined on February 5, 2027, plus 0.45%. Thereafter, the interest rate for any interest period will be Compounded SOFR, as determined on the applicable date that is the second U.S. Government Securities Business Day preceding such Floating Rate Interest Payment Date (the “Interest Determination Date”), plus a margin of 0.45%.

The Bank of New York Mellon Trust Company, N.A., or its successor appointed by the Issuer, will act as calculation agent (the “Calculation Agent”). The Issuer may change the Calculation Agent with respect to the Notes at any time without notice to the Holders. The interest rate and amount of interest to be paid on the Notes for each interest period will be determined by the Calculation Agent. All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Issuer and the Holders. So long as Compounded SOFR is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then-acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail to duly establish Compounded SOFR for any interest period, or that the Issuer proposes to remove such Calculation Agent, the Issuer will appoint another Calculation Agent.

The amount of interest accrued and payable on the Notes for each interest period will be equal to the product of (i) the outstanding principal amount of the Notes multiplied by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such interest period divided by 360.

As used herein the following terms have the meanings assigned to them:

“Compounded SOFR” means, with respect to any interest period, the rate computed in accordance with the following formula set forth below (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (e.g., 9.753973% (or .09753973) being rounded down to 9.75397% (or .0975397) and 9.753978% (or .09753978) being rounded up to 9.75398% (or .0975398)):

where:

“SOFR IndexStart” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the first date of the relevant interest period, which for the initial interest period shall be November 5, 2026 (which is two U.S. Government Securities Business Days before the scheduled settlement date of the issuance of the Notes);

“SOFR IndexEnd” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date relating to such interest period; and

“dc” is the actual number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (the actual number of calendar days in the applicable Observation Period).

For purposes of determining Compounded SOFR, “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)
the SOFR Index value as published by the New York Federal Reserve as such index appears on the New York Federal Reserve’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Determination Time”); provided that:

(2)
if a SOFR Index value does not so appear as specified in clause (1) above at the SOFR Determination Time, then:

(a)
if a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below) have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable” provisions described below; or

(b)
if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“New York Federal Reserve” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate).

“New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

“Observation Period” means, in respect of each interest period, the period from and including two U.S. Government Securities Business Days preceding the first date of such relevant interest period to but excluding two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such interest period; provided that the first Observation Period shall be the period from and including two U.S. Government Securities Business Days preceding the settlement date of the Notes to, but excluding, the two U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date.

“Secured Overnight Financing Rate” or “SOFR” means the daily secured overnight financing rate as provided by the New York Federal Reserve on the New York Federal Reserve’s Website.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

3.
SOFR Index Unavailable.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to the Secured Overnight Financing Rate, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the New York Federal Reserve’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily Secured Overnight Financing Rate (“SOFRi”) does not so appear for any day “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the New York Federal Reserve’s Website.

4.
Effect of a Benchmark Transition Event.

If the Issuer or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of all determinations on such date and for all determinations on all subsequent dates. In connection with the implementation of a Benchmark Replacement, the Issuer or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time. Any determination, decision or election that may be made by the Issuer or its designee pursuant to this section, including a determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(1) will be conclusive and binding absent manifest error;

(2) if made by the Issuer, will be made in its sole discretion;

(3) if made by the Issuer’s designee, will be made after consultation with the Issuer, and such designee will not make any such determination, decision or election to which the Issuer objects; and

(4) notwithstanding anything to the contrary in the documentation relating to the Notes, shall become effective without consent from the Holders or any other party.

As used herein the following terms have the meanings assigned to them:

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if the Issuer or its designee determines on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Issuer or its designee as of the Benchmark Replacement Date:

(1) the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of (a) the alternate rate of interest that has been selected by the Issuer or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Issuer or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Issuer or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Issuer or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Issuer or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Issuer or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Issuer or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination. For the avoidance of doubt, for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Issuer or its designee after giving effect to the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

None of the Trustee (as hereinafter defined), the Paying Agent or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index (or any other Benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the Business Day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor benchmark. In connection with the foregoing, each of the Trustee, the Paying Agent or the Calculation Agent shall be entitled to conclusively rely on any determinations made by the Issuer or its designee without independent investigation, and none will have any liability for actions taken at the Issuer’s direction in connection therewith. None of the Trustee, the Paying Agent or the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in the Indenture or this Note as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of the Indenture or this Note and reasonably required for the performance of such duties. None of the Trustee, the Paying Agent or the Calculation Agent shall be responsible or liable for the Issuer’s actions or omissions or for those of its designee, or for any failure or delay in the performance by the Issuer or its designee, nor shall any of the Trustee, Paying Agent or Calculation Agent be under any obligation to oversee or monitor the Issuer’s performance or that of its designee.

5.
Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar. The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

6.
Indenture; Defined Terms.

This Note is one of the Floating Rate Notes due 2029 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated November 9, 2026, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

7.
Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

8.
Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

9.
No Redemption.

The Notes are not redeemable at the option of the Issuer prior to maturity.

10.
Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

11.
Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12.
Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13.
CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14.
Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                 agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[ ● ].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT C

FORM OF NOTE DUE 2028

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
4.650% Note due 2028

No.	CUSIP No.: 037833 FD7
ISIN No.: US037833FD70

$[ ● ]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on November 9, 2028.

Interest Payment Dates: May 9 and November 9, beginning on May 9, 2027 and on the maturity date (each, an “Interest Payment Date”).

Interest Record Dates: April 25 and October 26 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
	Name:	Michael Shapiro
	Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated: November 9, 2026

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
4.650% Note due 2028

1.
Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from November 9, 2026 or the most recent Interest Payment Date to which interest has been paid. Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing May 9, 2027, to Holders of record at the close of business on the immediately preceding Interest Record Date; provided, that if an Interest Payment Date for this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.
Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar. The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

3.
Indenture; Defined Terms.

This Note is one of the 4.650% Notes due 2028 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated November 9, 2026, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.
Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

5.
Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

6.
Redemption.

Prior to the maturity date of the Notes, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i)
100% of the principal amount of the Notes being redeemed; and

(ii)
the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on their maturity date), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 5 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the maturity date. If there is no United States Treasury security maturing on the maturity date, but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date, one with a maturity date preceding the maturity date and one with a maturity date following the maturity date, the Issuer shall select the United States Treasury security with a maturity date preceding the maturity date. If there are two or more United States Treasury securities maturing on the maturity date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time, on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payments will be made upon presentation and surrender of the Notes to be redeemed and, if applicable, any condition to such redemption. Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.
Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.
Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.
Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.
CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.
Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                 agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[ ● ].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT D

FORM OF NOTE DUE 2029

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
4.750% Note due 2029

No.	CUSIP No.: 037833 FF2
ISIN No.: US037833FF29

$[ ● ]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on November 9, 2029.

Interest Payment Dates: May 9 and November 9, beginning on May 9, 2027 and on the maturity date (each, an “Interest Payment Date”).

Interest Record Dates: April 25 and October 26 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
	Name:	Michael Shapiro
	Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated: November 9, 2026

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
4.750% Note due 2029

1.
Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from November 9, 2026 or the most recent Interest Payment Date to which interest has been paid. Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing May 9, 2027, to Holders of record at the close of business on the immediately preceding Interest Record Date; provided, that if an Interest Payment Date for this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.
Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar. The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

3.
Indenture; Defined Terms.

This Note is one of the 4.750% Notes due 2029 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated November 9, 2026, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.
Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

5.
Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

6.
Redemption.

Prior to October 9, 2029, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i)
100% of the principal amount of the Notes being redeemed; and

(ii)
the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on October 9, 2029), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 5 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

On or after October 9, 2029, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means October 9, 2029 (one month prior to the maturity date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time, on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payments will be made upon presentation and surrender of the Notes to be redeemed and, if applicable, any condition to such redemption. Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.
Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.
Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.
Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.
CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.
Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                 agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[ ● ].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT E

FORM OF NOTE DUE 2031

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
4.900% Note due 2031

No.	CUSIP No.: 037833 FG0
ISIN No.: US037833FG02

$[ ● ]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on November 9, 2031.

Interest Payment Dates: May 9 and November 9, beginning on May 9, 2027 and on the maturity date (each, an “Interest Payment Date”).

Interest Record Dates: April 25 and October 26 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
	Name:	Michael Shapiro
	Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated: November 9, 2026

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
4.900% Note due 2031

1.
Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from November 9, 2026 or the most recent Interest Payment Date to which interest has been paid. Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing May 9, 2027, to Holders of record at the close of business on the immediately preceding Interest Record Date; provided, that if an Interest Payment Date for this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.
Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar. The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

3.
Indenture; Defined Terms.

This Note is one of the 4.900% Notes due 2031 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated November 9, 2026, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.
Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

5.
Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

6.
Redemption.

Prior to October 9, 2031, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i)
100% of the principal amount of the Notes being redeemed; and

(ii)
the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on October 9, 2031), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

On or after October 9, 2031, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means October 9, 2031 (one month prior to the maturity date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time, on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payments will be made upon presentation and surrender of the Notes to be redeemed and, if applicable, any condition to such redemption. Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.
Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.
Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.
Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.
CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.
Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                 agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[ ● ].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT F

FORM OF NOTE DUE 2033

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
5.100% Note due 2033

No.	CUSIP No.: 037833 FH8
ISIN No.: US037833FH84

$[ ● ]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on November 9, 2033.

Interest Payment Dates: May 9 and November 9, beginning on May 9, 2027 and on the maturity date (each, an “Interest Payment Date”).

Interest Record Dates: April 25 and October 26 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
	Name:	Michael Shapiro
	Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated: November 9, 2026

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.
5.100% Note due 2033

1.
Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from November 9, 2026 or the most recent Interest Payment Date to which interest has been paid. Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing May 9, 2027, to Holders of record at the close of business on the immediately preceding Interest Record Date; provided, that if an Interest Payment Date for this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.
Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar. The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

3.
Indenture; Defined Terms.

This Note is one of the 5.100% Notes due 2033 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated November 9, 2026, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.
Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

5.
Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

6.
Redemption.

Prior to September 9, 2033, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i)
100% of the principal amount of the Notes being redeemed; and

(ii)
the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on September 9, 2033), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

On or after September 9, 2033, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means September 9, 2033 (two months prior to the maturity date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time, on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payments will be made upon presentation and surrender of the Notes to be redeemed and, if applicable, any condition to such redemption. Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.
Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.
Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.
Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.
CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.
Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                 agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[ ● ].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT G

FORM OF NOTE DUE 2036

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLE INC.
5.350% Note due 2036

No.	CUSIP No.: 037833 FJ4
ISIN No.: US037833FJ41

$[ ● ]

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum listed on the Schedule of Exchanges of Notes on November 9, 2036.

Interest Payment Dates: May 9 and November 9, beginning on May 9, 2027 and on the maturity date (each, an “Interest Payment Date”).

Interest Record Dates: April 25 and October 26 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
	Name:	Michael Shapiro
	Title:	Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated: November 9, 2026

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.

5.350% Note due 2036

1.
Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from November 9, 2026 or the most recent Interest Payment Date to which interest has been paid. Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing May 9, 2027, to Holders of record at the close of business on the immediately preceding Interest Record Date; provided, that if an Interest Payment Date for this Note falls on a day that is not a Business Day, the Interest Payment Date shall be postponed to the next succeeding Business Day. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.
Paying Agent and Security Registrar.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as Paying Agent and Security Registrar. The Issuer may change any Paying Agent and Security Registrar without notice to the Holders.

3.
Indenture; Defined Terms.

This Note is one of the 5.350% Notes due 2036 (the “Notes”) issued under an indenture, dated as of November 1, 2024 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated November 9, 2026, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.
Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

5.
Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

6.
Redemption.

Prior to August 9, 2036, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price as calculated by the Issuer (expressed as a percentage of principal amount and rounded to three decimal places), equal to the greater of:

(i)
100% of the principal amount of the Notes being redeemed; and

(ii)
the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on August 9, 2036), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

On or after August 9, 2036, the Issuer may, at its option, redeem any of the Notes, at any time in whole or from time to time in part, each at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means August 9, 2036 (three months prior to the maturity date of the Notes).

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time, on the applicable date. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, on the applicable date, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. Notices of redemption may be conditioned upon the occurrence of one or more subsequent events specified in the notice. The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated, the place or places that payments will be made upon presentation and surrender of the Notes to be redeemed and, if applicable, any condition to such redemption. Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.
Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then Outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.
Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.
Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.
CUSIP Numbers/ISIN.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers/ISIN to be printed on the Notes as a convenience to the Holders of Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.
Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                 agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The initial principal amount of this Global Note is $[ ● ].

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee